UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 28, 2006
Federal National Mortgage Association
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-50231	52-0883107
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

3900 Wisconsin Avenue, NW		20016
Washington, DC		(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: 202-752-7000
(Former Name or Former Address, if Changed Since Last Report): ________________
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On September 28, 2006, Fannie Mae issued its monthly financial summary release for the month of August 2006. The summary, a copy of which is furnished as Exhibit 99.1 to this report, is incorporated herein by reference.
     The information in this item, including Exhibit 99.1 submitted herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to Fannie Mae, except to the extent, if any, expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits. The exhibit index filed herewith is incorporated herein by reference.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FEDERAL NATIONAL MORTGAGE ASSOCIATION

	By	/s/ David C. Hisey

David C. Hisey
Senior Vice President and Controller

Date: September 28, 2006

EXHIBIT INDEX
The following exhibit is submitted herewith:

Exhibit Number	Description of Exhibit
99.1	Monthly summary release for August 2006 issued by Fannie Mae on September 28, 2006